UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2017
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On June 19, 2017, TerraForm Global, Inc. (“TerraForm Global”) posted presentation materials to the Investors section of its website at http://www.terraformglobal.com, which were made available in connection with a previously announced June 19, 2017 investor conference call. A copy of the presentation is furnished herewith as Exhibit 99.1.

In the attached presentation materials, TerraForm Global discloses items not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or non-GAAP financial measures (as defined in Regulation G promulgated by the U.S. Securities and Exchange Commission). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached presentation materials.

The information in this Current Report on Form 8-K (including the exhibit attached hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K (including the exhibit attached hereto) shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the presentation materials attached as an exhibit hereto, this Form 8-K and the presentation materials contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the presentation materials regarding these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Presentation materials, dated June 19, 2017, titled “Investor Update and Results for 4Q 2016 and FY 2016”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Rebecca Cranna
Date:	June 19, 2017	Name:	Rebecca Cranna
		Title	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Presentation materials, dated June 19, 2017, titled “Investor Update and Results for 4Q 2016 and FY 2016”